May 8, 2020

As one of our largest shareholders, we need your help today to vote on the merger of MainStay Cushing® Renaissance Advantage Fund into MainStay CBRE Global Infrastructure Fund.

DEAR SHAREHOLDER,

The Special Meeting of Shareholders of MainStay Cushing® Renaissance Advantage Fund will be held on May 15, 2020. As one of the largest shareholders, your vote on the merger of MainStay Cushing® Renaissance Advantage Fund into MainStay CBRE Global Infrastructure Fund will make an important difference.

We expect that all shareholders will benefit from the proposed merger, including through reduced total expenses through the reduction of management fees and lower gross and net expense ratios for all share classes. Your Board of Trustees believes that the proposed merger is in the best interest of the shareholders of the Fund and unanimously recommends that you vote your shares “FOR” the proposed merger.

There are less than 7 days until the Special Meeting. Your shares have not been voted as of today. As one of the largest shareholders, your vote will make an important difference. Please sign, date and return your proxy card(s) by following the enclosed directions. We have provided a prepaid Federal Express envelope to ensure that your proxy will get to the Special Meeting on time. If you would like to vote with one of our representatives, please call 1-914-606-1304. Representatives are available Monday through Friday 9:00 a.m. to 5:00 p.m. Eastern time.

SINCERELY,

KIRK C. LEHNEIS

PRESIDENT

MAINSTAY FUNDS TRUST